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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported): May 8, 2000



                            CUSEEME NETWORKS, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                     000-21415              04-3151064
(State or other jurisdiction        (Commission            (IRS employer
    of incoporation)                file number)            identification no.)




542 AMHERST STREET, NASHUA, NEW HAMPSHIRE                           03063
-------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip code)




Registrant's telephone number, including area code: (603) 886-9050


                                 WHITE PINE SOFTWARE, INC.
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On May 3, 2000, the Board of Directors of White Pine Software, Inc. (the "Company") approved the merger of its wholly owned subsidiary, CUseeMe Networks, Inc. ("CUSM"), with and into the Company (the "Merger") and the change of the Company's corporate name to CUseeMe Networks, Inc. On May 8, 2000, the Company filed a Certificate of Ownership and Merger with respect to the Merger with the office of the Secretary of State of the State of Delaware, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, which effected the name change.

         On May 8, 2000, the Company issued a press release relating to the change of the Company's corporate name. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Commencing on May 15, 2000, the Company's Common Stock, which is currently trading on the Nasdaq National Market under the symbol "WPNE," will be traded under the new symbol "CUSM."


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)        Exhibits

     Exhibit No.       Description

         2.1 Certificate of Ownership and Merger merging CUseeMe Networks, Inc. into White Pine Software, Inc., as filed with the Secretary of State of the State of Delaware on May 8, 2000

         4.1 Specimen Certificate for shares of Common Stock, $.01 par value of the Registrant

         99.1 Press Release dated May 8, 2000 announcing the change of the corporate name of the Company to CUseeMe Networks, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CUSEEME NETWORKS, INC.


Date: May 9, 2000                     By: /s/ Christine J. Cox
                                          ------------------------------
                                          Christine J. Cox
                                          Chief Financial Officer





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                                  EXHIBIT INDEX


     Exhibit No.       Description

         2.1 Certificate of Ownership and Merger merging CUseeMe Networks, Inc. into White Pine Software, Inc., as filed with the Secretary of State of the State of Delaware on May 8, 2000

         4.1 Specimen Certificate for shares of Common Stock, $.01 par value of the Registrant

         99.1 Press Release dated May 8, 2000 announcing the change of the corporate name of the Company to CUseeMe Networks, Inc.